LIQUIDITY AND MANAGEMENT'S PLAN	12 Months Ended
Sep. 30, 2025
LIQUIDITY AND MANAGEMENT'S PLAN
LIQUIDITY AND MANAGEMENT'S PLAN

NOTE B – LIQUIDITY AND MANAGEMENT’S PLAN

The Company has recurring net losses, which have resulted in an accumulated deficit of $379,160,375 as of September 30, 2025. The Company incurred a net loss of $15,349,246 and incurred negative operating cash flow of $12,242,654 for the fiscal year ended September 30, 2025.

The Company’s current capital resources include cash and cash equivalents, and cryptocurrency assets. Historically, the Company has financed its operations principally from the sale of equity and equity-linked securities.

As discussed in Note N, during October 2025, the Company closed the Private Placement of its common stock and/or pre-funded warrants, Series E-1 Warrants, and Series E-2 Warrants. Upon the closing of the Private Placement, the Company received $26.8 million in gross proceeds. The Company also received proceeds from warrants exercised of approximately $732 thousand during October 2025 and is actively implementing its BNB Strategy.

The Company has mitigated its previously reported substantial doubt of a going concern as a result of the cash received from the Private Placement and the warrant exercises described above. The Company estimates that it will have sufficient cash and cash equivalents, as well as liquid cryptocurrency to fund operations for the next twelve months from the date of filing this annual report.